UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):December 2, 2009 (November 25, 2009)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 N. Barranca Ave. #810
West Covina, CA 91791
(Address of Principal Executive Offices) (Zip code)

(626) 859-6638
(Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2009, Bennet P. Tchaikovsky, an independant director and Chairman of the Audit Committee and a member of the Compensation Committee of Ever-Glory International Group, Inc ( the ‘”Company”),  notified the Board of Directors of  his desire to resign from each of his positions, effective November 25, 2009. Mr.Tchaikovsky's resignation was not the result of any disagreement with the Company known to an executive officer of the Company on any matter relating to the Company's operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: December 2, 2009	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer